SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 ---------------



Date of Report (Date of earliest event reported) June 2, 1998



                                 AQUAGENIX, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)



       Delaware                     0-24490                 65-0419263
       --------                     -------                 ----------
(State or other jurisdiction      (Commission              (IRS Employer
or incorporation)                  File Number)             Identification No.)


           6500 Northwest 15th Avenue, Fort Lauderdale, Florida 33309
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)



Registrant's telephone number, including area code (954) 975-7771
                                                   --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events.

         At a special meeting of the Board of Directors of Aquagenix, Inc. (the "Company") on June 2, 1998, the Company's Board elected Abraham S. Fischler, a current Director, to serve as its acting Chairman, replacing Andrew Chesler. The Board also determined to replace Mr. Chesler as the Company's Chief Executive Officer and Chief Operating Officer. Concurrently, the Board named Mr. John P. Hart to serve as the Company's new Chief Executive Officer and Chief Operating Officer. Since April 1997, Mr. Hart has served as President and Chief Executive Officer of Aquagenix Land-Water Technologies, Inc., the largest subsidiary of the Company. The Board appointed also Mr. Jeffrey T. Katz to be a director. Mr. Katz, who previously resigned from the Board of Directors, has agreed to return as a member of the Board.

         Prior to joining Aquagenix, John P. Hart was Senior Vice President and director of Metcalf & Eddy's southern region, an environmental engineering and consulting firm, where he led the firm through significant growth in Florida, Georgia and Texas. From 1983 to 1995, he served as an elected city and county official of various civic and political associations, including Chairman of the Board of County Commissioners, Broward County, Florida and Council member and Mayor of City of North Lauderdale, Florida, where he directed and managed policy and budget operations for the regional governments in southern Florida.

         Abraham S. Fischler has been a director of the Company since September 1994. Since July 1992, Mr. Fischler has been President Emeritus of Nova University, Fort Lauderdale, Florida. From July 1970 to July 1992, Mr. Fischler served as President of Nova University.

         On June 10, 1998, at a special meeting of the Board of Directors of the Company, the Company's Board determined to replace Andrew Chesler as the Company's President and Secretary. The Board named John P. Hart to serve as the new President and Abraham S. Fischler as the new Secretary.



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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               AQUAGENIX, INC.


                                               By: /s/ John P. Hart
                                                   ------------------------
                                                    John P. Hart
                                                    Chief Executive Officer


DATED:  June 12, 1998




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